TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

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Transamerica Government Money Market

Effective April 2, 2024, the fifth and sixth paragraphs of the fund’s “More on Each Fund’s Strategies and Investments” section in the Prospectuses relating to the fund, are deleted in their entirety, and replaced with the following:

The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the fund will hold at least 25% of its total assets in daily liquid assets and at least 50% of its total assets in weekly liquid assets. For purposes of these limits, daily liquid assets and weekly liquid assets are generally defined to include cash, U.S. Treasuries, certain other government securities, as well as other securities that can be readily converted to cash within one or five business days, respectively.

The fund invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission.

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Investors Should Retain this Supplement for Future Reference

March 28, 2024